EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Richard Adcock, the Chief Executive Officer of ImmunityBio, Inc. (the “Company”), hereby certify, that, to my knowledge:
i.the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
ii.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2023	By:	/s/ Richard Adcock
Richard Adcock
Chief Executive Officer and President
(Principal Executive Officer)